                                  PROSPECTUS





                                                            MARCH 1, 2001
                                                     (AS REVISED APRIL 16, 2001)

                                                                  INSTITUTIONAL
                                                                  CLASS I SHARES


            [(background graphics is a listing of all subadvisors)]




                                                         PRIVACY NOTICE INCLUDED



The Securities and Exchange Commission has not approved
or disapproved of these securities or passed on the          American
adequacy or accuracy of this prospectus. Any representation      General
to the contrary is a criminal offense.                           Financial Group

Table of Contents
Organization of Information

This Prospectus includes information about 6 different Funds.
    .Section I includes a summary of each Fund.
    .Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    .Section III includes information about how to invest and manage your
     North American Funds account.
    .Section IV includes our privacy notice and other information.
Section I: Summaries of the Funds.............  Page 1
    .Investment Objective
    .Principal Investment Strategies
    .Main Risks
    .Investment Performance
    .Description of Main Risks
     North American Funds
    U.S. Equity Funds
    Growth & Income Fund                        Page 2
    Mid Cap Value Fund                          Page 3
    Science & Technology Fund                   Page 4
    Small Cap Growth Fund                       Page 6
    Lifestyle Funds
    Moderate Growth LifeStyle Fund              Page 7
    Income Funds
    High Yield Bond Fund                        Page 9
Section II: Other Information About Each
Fund..........................................  Page 13
    .Fees and Expenses
    .More Information About Investment
     Strategies
    .Other Risks of Investing
    .Fund Management
Section III: Investing in the Funds...........  Page 24
This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about pricing of fund shares, dividends and distributions, and taxes.
Section IV: Privacy Notice and Other
Information...................................  Page 28
Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 24 separate investment portfolios, or Funds. Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Institutional Class I shares for 6 of the Funds.

The summaries on the next 8 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 10.

Below the Funds' descriptions are a bar chart and a table.

The bar chart shows annual return of one class of shares for each full calendar year in the life of the Fund. In certain cases, the class shown in the bar chart (either Class A shares or Class C shares, depending on the Fund) is not offered by this Prospectus, but the performance would have been substantially similar for Institutional Class I shares of the same fund, differing only to the extent that the classes have different expenses.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) compared to returns of a broad-based securities market index. Like the bar chart, in certain cases the Average Annual Total Return Table shows performance information for either Class A shares or Class C shares, depending on the Fund, neither of which are offered by this Prospectus. Where applicable, the table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class C shares.

A Fund's bar chart and table provide indications of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future performance and that-as with any investment, it is possible to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.


------

Growth & Income Fund
Investment Goal and Strategies

The investment objective of the Growth & Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers that Wellington Management believes are of high quality. High quality companies are companies that Wellington Management believes have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry. The Fund will typically invest in dividend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.

To select stocks for the Fund, Wellington Management assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of fundamental value. Wel-lington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each com-pany is located.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with value stocks and the risk that the stocks the Fund buys may stop paying dividends) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Wellington Management has been the subadvisor to the Fund since its inception. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.




                                    [GRAPH]

CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return

                             1992           8.29%
                             1993           9.20%
                             1994           2.11%
                             1995          26.78%
                             1996          20.90%
                             1997          31.64%
                             1998          25.39%
                             1999          16.74%
                             2000          -8.86%

BEST QUARTER: QUARTER ENDED 12/31/98 20.06%
WORST QUARTER: QUARTER ENDED 9/30/98 -9.81%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past     Past       Life of Fund
                         One Year Five Years (since 5/1/91)
-----------------------------------------------------------
 Class C                 -9.77%   16.25%        14.16%
-----------------------------------------------------------
 Institutional Class I   -8.86%   16.25%        14.16%
-----------------------------------------------------------
 S&P 500 Index(TM)       -9.10%   18.33%        16.40%

--------------------------------------------------------------------------------


                                                                         ------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell MidcapTM Index. As of December 31, 2000, the largest company included in the Russell MidcapTM Index had an approximate mar-ket capitalization of $23.6 billion, while the average market capitalization was approximately $7.8 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. NBM has been the subadvisor to the Fund since its inception. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by NBM. The table com-pares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.




                                    [GRAPH]

CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return

                            1992                 0%
                            1993                 0%
                            1994                 0%
                            1995                 0%
                            1996                 0%
                            1997                 0%
                            1998                 0%
                            1999             23.80%
                            2000             29.71%

BEST QUARTER: QUARTER ENDED 6/30/99 16.58%
WORST QUARTER: QUARTER ENDED 9/30/99 -11.34%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                  Past     Life of Fund
                                  One Year (since 11/2/98)
----------------------------------------------------------
 Institutional Class I            29.71%      28.72%
----------------------------------------------------------
 Russell Midcap Value Index(TM)   19.18%      11.67%
----------------------------------------------------------

------

Science & Technology Fund
Investment Goal and Strategies


The objective of the Science & Technology Fund is long-term capital apprecia-tion.

The Fund's subadvisor, T. Rowe Price Associates, Inc. ("T. Rowe Price"), pur-sues this objective by investing at least 65% of the Fund's total assets in the common stocks of companies expected to benefit from the development, advance-ment, and use of science and technology. Some of the industries that are likely to be included in the portfolio are:

 .electronics, including hardware, software, and components

 .communications

 .e-commerce

 .information services

 .media

 .life sciences and health care

 .environmental services

 .chemicals and synthetic materials

 .defense and aerospace

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technolo-gy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may also invest in other equity-related securities of sci-ence and technology companies, including convertible debt securities and con-vertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Science & Technology Company Risk (the risk that the prices of securities of science and technology companies will be particularly volatile)
 .Unseasoned Company Risk (the level of risk will rise to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history, which may not have established prod-ucts or more experienced management))

                                                                         ------

Fund Performance and Prior Performance of Similar Accounts

The Fund commenced operations on March 1, 2000 and was reorganized on July 7, 2000, when a corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") was reorganized into the Fund.

The performance information shown below in the table reflects the Fund's return of Institutional Class I shares since the inception date of the AGSPC2 Fund on March 1, 2000.

The performance information shown below in the bar chart and table is for the North American--T. Rowe Price Science & Technology Fund and the T. Rowe Price Science & Technology Fund, and not that of the Fund, or the AGSPC2 Fund, which had not completed a full year of operations on October 31, 2000.

The North American--T. Rowe Price Science & Technology Fund is sold as an annu-ity only to registered and unregistered separate accounts of The Variable Annu-ity Life Insurance Corporation ("VALIC") and its affiliates or employee thrift plans maintained by VALIC or American General Corporation. The returns shown reflect investment management fees and other Fund expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. The T. Rowe Price Science & Technology Fund is sold to the general public.

The Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price Associates, Inc. for the North Amer-ican--T. Rowe Price Science & Technology Fund, and for the T. Rowe Price Sci-ence & Technology Fund.

Investments made by the Fund, may not be the same as those made by the North American--T. Rowe Price Science & Technology Fund or the T. Rowe Price Science & Technology Fund. Each of the funds will have different performance results, due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Past performance shown is no guarantee of similar future performance for the Fund.
The bar charts show the annual returns and performance for each full calendar year since inception of the North American--T. Rowe Price Science & Technology Fund, and for the past ten years for the T. Rowe Price Science & Technology Fund, assuming reinvestment of dividends and distributions.



                                    [GRAPH]

Annual Total Return

                        1991                        0%
                        1992                        0%
                        1993                        0%
                        1994                        0%
                        1995                    61.66%
                        1996                    13.81%
                        1997                     2.61%
                        1998                    42.13%
                        1999                   100.95%
                        2000                   -34.13%

BEST QUARTER: QUARTER ENDED 12/31/98 48.04%
WORST QUARTER: QUARTER ENDED 12/31/00 -31.83%





                                    [GRAPH]

Annual Total Return

                        1991                    60.17%
                        1992                    18.76%
                        1993                    24.25%
                        1994                    15.79%
                        1995                    55.53%
                        1996                    14.23%
                        1997                     1.71%
                        1998                    42.35%
                        1999                   100.99%
                        2000                   -34.19%

BEST QUARTER: QUARTER ENDED 12/31/98 47.89%
WORST QUARTER: QUARTER ENDED 12/31/00 -32.29%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                     1 Year   5 Years 10 Years Since Inception
----------------------------------------------------------------
 Institutional
 Class I               N/A      N/A     N/A    -19.20%+
----------------------------------------------------------------
 North American -
 T. Rowe Price
 Science &
 Technology Fund     -34.13%   17.05%   N/A     25.13% (4/29/94)
----------------------------------------------------------------
 T. Rowe Price
 Science &
 Technology Fund     -34.19%   16.95%  25.00%   20.47% (9/30/87)
----------------------------------------------------------------
 S&P 500 Index
  Institutional
   Class I              N/A      N/A    N/A     -4.27%
----------------------------------------------------------------
  North American -
   T. Rowe Price
   Science &
   Technology Fund    -9.10%   18.33%  25.00%   17.47% (4/29/94)
----------------------------------------------------------------
  T. Rowe Price
   Science &
   Technology Fund    -9.10%   18.33%  17.46%   11.10% (9/30/87)

--------------------------------------------------------------------------------
Inception date: Institutional Class I - 3/1/00
+ Not annualized

------

Small Cap Growth Fund (formerly Emerging Growth Fund)
Investment Goal and Strategies

The investment objective of the Small Cap Growth Fund is maximum capital appre-ciation. Credit Suisse Asset Management, LLC ("Credit Suisse") the Fund's subadvisor, pursues this objective by investing at least 65% of its total assets in equity securities of small U.S. companies. The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations in the Russell 2000 Index. As of December 31, 2000, market cap-italizations of Russell 2000 companies ranged from $3.3 million to $6.1 billion.

The Fund may also invest in emerging growth companies--small or medium-sized companies with growth characteristics such as positive earnings and potential for accelerated growth.

The Fund may also invest in investment grade bonds, and, to a certain extent, in foreign securities.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very sig-nificantly by the change in value of a single security.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively fre-quently. A high turnover rate may result in higher brokerage commissions and/or a higher amount of short-term capital gains, which are generally taxable to you at your ordi-nary income tax rate.

Main Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies and in IPOs)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
 .Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Credit Suisse has been the subadvisor to the Fund since its inception. For periods prior to the inception of Institu-tional Class I shares (7/7/00), the table also shows estimated historical per-formance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institu-tional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not neces-sarily indicate how it will perform in the future.




                                    [GRAPH]

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return

                             1992              0%
                             1993              0%
                             1994              0%
                             1995              0%
                             1996              0%
                             1997              0%
                             1998              0%
                             1999          73.13%
                             2000          -1.17%

BEST QUARTER: QUARTER ENDED 12/31/99 45.94%
WORST QUARTER: QUARTER ENDED 9/30/98 -22.58%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                             Past     Life of Fund
                             One Year (since 1/6/98)
----------------------------------------------------
 Class A                      -6.85%     17.71%
----------------------------------------------------
 Institutional Class I        -1.17%     20.06%
----------------------------------------------------
 Russell 2000 Growth Index   -22.43%      4.29%

--------------------------------------------------------------------------------


                                                                         ------

Moderate Growth LifeStyle Fund
Investment Goal and Strategies

American General InvestmentManagement, L.P., the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the sub-stantial market risks of the Aggressive Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
The securities that Underlying Funds invest in also involve certain risks:
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

International Equity Securities                    10%-20%

Domestic Equity Securities                         35%-65%

Bonds                                              25%-45%

------

Moderate Growth LifeStyle Fund
Investment Goal and Strategies

 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. The table compares the Fund's average annual returns to those of its benchmark and a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.




                                    [GRAPH]

CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return

                             1991              0%
                             1992              0%
                             1993              0%
                             1994              0%
                             1995              0%
                             1996              0%
                             1997              0%
                             1998              0%
                             1999          18.69%
                             2000          -0.75%

BEST QUARTER: QUARTER ENDED 12/31/99 14.20%
WORST QUARTER: QUARTER ENDED 12/31/00 -5.24%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                    Past     Life of Fund
                                    One Year (since 11/2/98)
------------------------------------------------------------
 Institutional Class I              -0.62%      11.65%
------------------------------------------------------------
 Aggressive Growth LifeStyle
  Blended Benchmark Index           -6.93%       8.78%
------------------------------------------------------------
 S&P 500 Index(TM)                  -9.10%      10.21%

--------------------------------------------------------------------------------

                                                                         ------

High Yield Bond Fund
Investment Goal and Strategies


The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P or comparable investment quality at the time of purchase. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P or comparable investment quality at the time of purchase. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

Main Risks
 .Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio
Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by AGIM. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.




                                    [GRAPH]

CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return

                             1991              0%
                             1992              0%
                             1993              0%
                             1994              0%
                             1995              0%
                             1996              0%
                             1997              0%
                             1998              0%
                             1999           4.21%
                             2000          -6.68%

BEST QUARTER: QUARTER ENDED 3/31/99 3.89%
WORST QUARTER: QUARTER ENDED 12/31/00 -6.86%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                    Past     Life of Fund
                                    One Year (since 11/2/98)
------------------------------------------------------------
 Institutional Class I              -6.68%      -0.74%
------------------------------------------------------------
 Salomon Smith Barney High Yield
 Market Index(TM)                   -5.68%       0.32%

--------------------------------------------------------------------------------

------

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.


Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or "junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Deriv-atives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured securities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are undervalued, or are inexpen-sive, relative to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time,

                                                                        -------
the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to nega-tive changes than stocks of larger companies. Smaller companies also may have more limited financial resources, inexperienced management and unproven prod-ucts or services.

The risks associated with equity securities are typically higher for equity securities purchased in initial public offerings ("IPOs"). Issuers in IPOs typ-ically have a limited operating history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Emerging Market Risk. The above risks can be more extreme for investments in emerging markets. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are sub-ject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in countries at later stages of the industrial cycle.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people

-------
who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at its cur-rent price. Liquidity risk increases for Funds investing in derivatives, for-eign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.

Non-Diversification Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than a limited number of investments. On the other hand, concentrating investments in a smaller number of securities increases risk.

Sector Risk
Securities of companies within specific sectors of the economy can perform dif-ferently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Funds may allocate relatively more assets to certain industry sectors than others, the Funds' performance may be more sus-ceptible to any developments which affect those sectors emphasized by the Funds.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

Unseasoned Company Risk
Investments in smaller or unseasoned companies often involve greater risks than investments in larger, more established companies because small and unseasoned companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

                                                                        -------

Section II:

  Fees and Expenses of the North American Funds--Institutional Class I Shares

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                                  Institutional
                                                                     Class I
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                                   None
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption price, whichever is lower)      None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                                                  Institutional
                                                                     Class I
-------------------------------------------------------------------------------
Growth & Income Fund
 Management Fees                                                      0.67%
 Other Expenses                                                       0.88%
  Total Annual Fund Operating Expenses                                1.55%
 Fee Waiver and/or Expense Reimbursement                              0.19%
  Net Expenses/1/                                                     1.36%
-------------------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                                                      0.90%
 Other Expenses                                                       0.78%
  Total Annual Fund Operating Expenses                                1.68%
 Fee Waiver and/or Expense Reimbursement                              0.00%
  Net Expenses/1/                                                     1.68%
-------------------------------------------------------------------------------
Science & Technology Fund
 Management Fees                                                      0.90%
 Other Expenses                                                       0.50%
  Total Annual Fund Operating Expenses                                1.40%
 Fee Waiver and/or Expense Reimbursement                              0.00%
  Net Expenses/1/                                                     1.40%
-------------------------------------------------------------------------------
Small Cap Growth Fund (formerly Emerging Growth)
 Management Fees                                                      0.95%
 Other Expenses                                                       0.77%
  Total Annual Fund Operating Expenses                                1.72%
 Fee Waiver and/or Expense Reimbursement                              0.22%
  Net Expenses/1/                                                     1.50%
-------------------------------------------------------------------------------

-------

                                                      Institutional
Fund                                                     Class I
-------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.00%
  Total Annual Fund Operating Expenses                    0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.39%
-------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                          0.83%
 Other Expenses                                           0.64%
  Total Annual Fund Operating Expenses                    1.47%
 Fee Waiver and/or Expense Reimbursement                  0.00%
  Net Expenses/1/                                         1.47%
-------------------------------------------------------------------

1 Reflects AGAM's contractual obligation to waive and to the extent necessary reimburse certain fees and expenses of the Fund through February 28, 2002.
2 These estimates are based upon the Fund's Expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the current prospectus for such shares. The estimates assume the following con-stant allocation by the Fund of its assets among the Underlying Funds:

                           Moderate Growth
                           Lifestyle Fund
International Equity Fund        15%
Small Cap Growth Fund            13%
Mid Cap Value Fund                9%
Mid Cap Growth Fund               3%
Large Cap Growth Fund            15%
Growth & Income Fund             15%
Core Bond Fund                   30%
High Yield Bond Fund              0%

The Fund's actual expense may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Fund's own expenses. The Total Fund Operating Expenses and Estimated Total Annual Combined Indirect Expenses shown above with respect to the LifeStyle Fund is combined and used to calculate the 1 year and 3, 5 and 10 years examples, respectively, shown on the following pages with respect to such Funds.

                                                                        -------

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:
  . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                      1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------
Growth & Income Fund
 Institutional Class I Shares              $138   $431    $745    $1,635
-------------------------------------------------------------------------
Mid Cap Value Fund
 Institutional Class I Shares               171    530     913     1,987
-------------------------------------------------------------------------
Science & Technology Fund
 Institutional Class I Shares               143    443     766     1,680
-------------------------------------------------------------------------
Small Cap Growth Fund (formerly Emerging
 Growth)
 Institutional Class I Shares               153    520     913     2,012
-------------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Institutional Class I Shares               152    513     899     1,981
-------------------------------------------------------------------------
High Yield Bond Fund
 Institutional Class I Shares               150    465     803     1,757
-------------------------------------------------------------------------

-------

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its invest-ment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objectives of the Growth & Income Fund and the Small Cap Growth Fund cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund. The investment objectives of the Mid Cap Value Fund, the Science & Technology Fund, the Moderate Growth Lifestyle Fund and the High Yield Bond Fund may be changed solely by the Trustees. Except as noted for certain invest-ment restrictions, the strategies a Fund uses to achieve its investment objec-tive also may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This section provides additional information about the Funds, and should be read in conjunction with the Fund Summaries.

Growth & Income Fund
Wellington Management believes that high quality companies are evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily divi-dend paying stocks of larger companies. The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, includ-ing convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Management's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

The Fund may invest in derivatives.


Mid Cap Value Fund
Although primarily investing in equity securities of mid cap companies using a value-oriented approach, the Fund may use certain practices and securities involving additional risks. Borrowing and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing NAV price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and exchange rates fluctuate. The Fund may invest up to 10% of its total assets in foreign securities.

When the Fund anticipates adverse market, economic, political or other condi-tions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the Fund avoid losses but may also mean lost opportunities.

Science & Technology Fund
Since this Fund is focused on the science and technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in the rapidly changing fields of science and technology

                                                                        -------
often face unusually high price volatility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines.

The level of risk will rise to the extent that the Fund has significant expo-sure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investment in futures and options, if any, are subject to additional volatility and potential losses.


Small Cap Growth Fund
The Fund will usually invest at least 65% of its total assets in common and preferred stocks, securities convertible into common stocks and warrants of small U.S. growth companies. In seeking to identify growth companies the Fund's subadvisor often look for: companies still in the developmental stage; older companies that appear to be entering a new stage of growth; and companies pro-viding products or services with a high unit-volume growth rate.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 65% policy is met. As a result, the Fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

Although the Fund will typically invest in smaller companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies gen-erally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "special situation" companies. These companies may be involved in acquisitions or con-solidations, reorganization, recapitalization, mergers, liquidation, or distri-bution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favorably, would improve the value of the company's stock, or a change in corporate con-trol.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earn-ings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 10% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified , although its port-folio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital apprecia-tion when interest rates are expected

-------
to decline. The success of such a strategy is dependent upon the manager's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by the manager to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rated, or is rated below the Fund's minimum allowed rating, the manager factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

The Fund may invest in derivatives.


Moderate Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

High Yield Bond Fund
The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securities include common or pre-ferred stocks, warrants, and convertible securities. The Fund may invest in derivatives.


                                                                        -------

Other Risks of Investing in the North American Funds


Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher- rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P or comparable investment quality at the time of purchase). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be dis-posed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. Each Fund may invest up to 15% of its net assets in illiquid securities. This restriction applies at all times to all assets.

A restricted security is one that has not been registered with the Securities and Exchange Commission ("SEC") and, therefore, cannot be sold to the general public. Under procedures adopted by the Trust's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward the 15% limits.

Lending Fund Securities
The Growth & Income Fund and the Small Cap Growth Fund may lend up to 33% (33 1/3% for the High Yield Bond Fund, the Mid Cap Value Fund, and the Science & Technology Fund) of their total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, or liquid assets and marked-to-market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recov-ery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

-------

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading
A Fund's investments may be bought and sold relatively fre-quently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.


                                                                        -------

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the Funds
 .Selects, contracts with and compensates subadvisors to manage the assets of the Funds
 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations
 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees

Under an order granted to the Funds by the SEC, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without shareholder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibil-ity under the Manager of Managers structure to oversee the subadvisors, includ-ing making recommendations to the Trust regarding the hiring, termination and replacement of subadvisors.
The following table shows the management fees each Fund paid to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                                      Management Fees

                                         Between       Between     Excess Over
                             First    $50 Million & $200 Million &    $500
                          $50 Million $200 Million   $500 Million    Million
------------------------------------------------------------------------------
 Growth & Income Fund       0.725%       0.675%         0.625%       0.550%
 Mid Cap Value Fund         0.900%    See Below/1/
 Science and Technology     0.900%       0.900%         0.900%       0.900%
 Fund
 Small Cap Growth Fund      0.950%       0.950%         0.950%       0.950%
 Moderate Growth            0.100%       0.100%         0.100%       0.100%
 Lifestyle Fund
 High Yield Bond Fund       0.825%       0.825%         0.725%       0.675%

--------------------------------------------------------------------------------

 /1/The management fee schedule for the Mid Cap Value Fund is as follows:
 0.900% on the first $100 million, 0.875% between $100 million and $250 mil-lion, 0.850% between $250 million and $500 million, 0.825% between $500 mil-lion and $750 million, and 0.800% on the excess over $750 million of the aver-age net assets of the Fund.


-------

Subadvisory Agreements


American General Investment Management, L.P. ("AGIM")
AGIM has been the subadvisor to the High Yield Bond Fund since inception. The portfolio managers of the Moderate Growth LifeStyle Fund previously managed the corresponding AGSPC 2 Fund. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation ("American General"), and is an indirect wholly-owned subsidiary of American General. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 2000, of approximately $72.2 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Albert Gutierrez is Executive Vice President responsible for portfolio management and trading since April, 2000, and is primarily responsible for implementing the investment strategies of the Moderate Growth LifeStyle Fund. Prior to working at AGIM, Mr. Gutierrez was Senior Vice President responsible for non-equity research, trading and various insurance company portfolios with Conseco Capital Management from 1987 to 2000.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Executive Vice President, has been the lead portfolio manager of AGIM or its indirect parent, American General since August 1985. Currently, Mr. Massie is AGIM's Head of Public High Yield Portfolio Management and Trading.

Credit Suisse Asset Management, LLC.
Credit Suisse Asset Management, LLC., the subadvisor to the Small Cap Growth Fund ("CSAM"), is located at 466 Lexington Ave., New York, New York, 10017.

CSAM is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 2000, CSAM managed approximately $93 billion of assets, and together with its global affiliates, managed $223 billion worldwide.

The co-fund managers of the Small Cap Growth Fund are Elizabeth B. Dater, Stephen J. Lurito and Sammy Oh. Ms. Dater, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been a fund manager since 1978. Mr. Lurito, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been with the firm since 1987. Mr. Oh, a director, has been a fund manager of the Small Cap Growth Fund since March 1999. Prior to that, he worked at Warburg Pincus as a fund manager since 1997. Previously, Mr. Oh was Vice President of Bessemer Trust from 1995 to 1997.

Neuberger Berman
Management, Inc. ("NBM") 605 Third Avenue, Second Floor, New York, New York 10158-0180
NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 2000, NBM and its affiliates managed approximately $55.5 billion in aggregate net assets.

Robert I. Gendelman serves as manager of the Mid Cap Value Fund. Mr. Gendelman is a Vice President of NBM and managing director of Neuberger Berman, LLC. Mr. Gendelman has been associated with NBM since 1994.

T. Rowe Price Associates, Inc., ("T. Rowe Price") 100 East Pratt St., Baltimore, MD 21202
T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. T. Rowe Price Group, Inc. owns 100% of the stock of T. Rowe Price. T. Rowe Price Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies. As of December 31, 2000, T. Rowe Price and its affiliates served as investment advisor to more than 80 stock, bond, and money market funds and managed about $166.7 billion.

The Fund is managed by an investment advisory committee, chaired

                                                                        -------
by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the portfolio and works with the committee to develop and execute the Fund's investment program. Mr. Morris joined T. Rowe Price in 1987, and has been man-aging investments since 1991.

Wellington Management Company, LLP
Wellington Management Company, LLP, the subadvisor to the Growth & Income Fund ("Wellington Management"), is located at 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided invest-ment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 2000, Wellington Management had investment management author-ity with respect to approximately $267 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who has served as fund manager to the Growth & Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

-------

Section III:

Investing in the North American Funds
Institutional Classes of Shares


Institutional Class I shares of each Fund are available to you through your employer plan. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Trust, less the cost of all redemptions by such plan from the Trust. American General Funds Distributors, Inc. (the "Distributor") may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contributions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Institutional Class I shares of the Funds directly. Rather, Institutional Class I shares of a Fund are pur-chased for you when you elect to allocate your retirement contributions to a Fund plan that is available as an investment option in your retirement or sav-ings plan. You may be permitted to elect different investment options, alter the amounts contributed to your plan, or change how contributions are allocated among your investment options in accordance with your plan's specific provi-sions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan partici-pant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Trust or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Institutional Class I shares are also available for purchase by or through:

1. Certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar managed account program under which clients: (i) pay an asset-based fee; and (ii) will have at least $1 million invested in Institutional Class I shares.

2. Registered investment advisers offering a "wrap account" or a similar man-aged account program under which clients: (i) pay an asset-based fee; and
   (ii) will have at least $1 million invested in Institutional Class I shares.

3. Trust institutions and bank trust departments that: (i) charge an asset-based fee; and (ii) will have at least $1 million invested in Institutional Class I shares.

4. A charitable organization (as defined for purposes of Section 501(c) (3) of the Internal Revenue Code) investing $1 million or more.

Institutional Class I shares are also available for purchase by the Aggressive, Moderate and Conservative Growth Lifestyle Funds.

The Distributor may waive the minimum investment requirement in certain instances due to sales efficiencies and competitive considerations.

Transfer or exchange of balances
An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Trust only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Trust reserves the right to re-fuse any exchange purchase request.

                                                                        -------

Pricing of Fund Shares


The price of the shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order).

The net asset value of the shares of each class of each Fund is calculated sep-arately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time).

The net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on days when the New York Stock Exchange is closed (for example, national holi-days). Generally, trading in non-U.S. Government securities as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securi-ties may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisors under procedures established and regularly reviewed by the Trustees.

All short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds declare and pay capital gains, if any, annually.


-------

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:

 . Growth & Income Fund


 . Mid Cap Value Fund


 . Moderate Growth LifeStyle Fund


 . Science & Technology Fund


 . Small Cap Growth Fund


These Funds declare income dividends daily and pay annually:

 . High Yield Bond Fund



                                                                        -------

Taxes


It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Internal Revenue Code, as amended. If each Fund quali-fies it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term gains (generally at a 20% rate for non-corporate shareholders). Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Because a Fund may invest in foreign securities or currencies, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund's investment in foreign securi-ties or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, if the Fund invests in securities of passive foreign investment companies, it may be sub-ject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund are taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares have been held for more than one year. (Such gains are gen-erally taxed at a 20% rate for noncorporate shareholders).

If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in the Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

-------
27

Section IV: Privacy Notice and Other Information

Privacy Notice

The Trust, an affiliate of American General, understands your privacy is impor-tant. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of one of the Funds. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may col-lect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose
 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affiliated with American General--may collect nonpublic personal information about our customers, including:
  --Information provided to us, such as on applications or other forms (account balances, income, assets and marital status).
  --Information about transactions with us, our affiliates, or third parties. --Information from others, such as employers, and federal and state agencies.

Protection of Nonpublic Personal Information
 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.
 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information. . We maintain physical, electronic, and procedural safeguards to protect non-
  public personal information.

Sharing of Nonpublic Personal Information
 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, except as permitted by law.
 . We do not sell nonpublic personal information about our customers to third-
  parties who are not part of the American General family of companies.
 . We may disclose, as allowed by law, all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, or (ii) other financial institutions with whom we have joint marketing agreements.
 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, third-party administrators, registered broker/dealers, auditors, regulators, and transfer agents.

Customers of Broker/Dealers
 . If you own shares of the Funds through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

Changes in Privacy Policy
 . We reserve the right to change any of our privacy policies and related proce-dures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

Other Information

Mailings to Shareholders
To reduce expenses and to note our concern for the environment, we may deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are regis-tered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.

                                                                        -------

Financial Highlights


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements, which have been audited by either PricewaterhouseCoopers LLP (Growth & Income Fund, Science & Technology Fund and Small Cap Growth Fund), or by Ernst & Young LLP (Mid Cap Value Fund, Moderate Growth LifeStyle Fund, and High Yield Bond Fund). The annual report of PricewaterhouseCoopers LLP, along with the above listed funds' financial statements, is included in the Trust's annual report, which is available upon request.

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                            Growth & Income Fund
                                                            --------------------
                                                                  Class I
                                                            --------------------
                                                                7/10/00* to
                                                                 10/31/00**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $28.25
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                       (0.02)
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                                  (1.12)
                                                --------------------------------
 Total from investment operations                                   (1.14)
                                                --------------------------------
Distributions
 Dividends from net investment income
 Distributions from realized capital gains
                                                --------------------------------
 Total distributions
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $27.11
--------------------------------------------------------------------------------
Total Return                                                        (4.04%)+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                                $10,267
--------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                       1.27%#
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net
  assets                                                            (0.26%)#
--------------------------------------------------------------------------------
 Portfolio turnover rate                                               31%+
--------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser               1.44%#
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                   Mid Cap Value Fund/1/
                                                   ---------------------------
                                                          Class I
                                                   ---------------------------
                                                      Year            Year
                                                      Ended           Ended
                                                   10/31/00**       10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $11.95         $10.00
-----------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                           (0.02)          0.07
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                       3.89           1.94
                                                   --------------------------
 Total from investment operations                        3.87           2.01
                                                   --------------------------
Distributions
 Dividends from net investment income
 Distributions from realized capital gains              (2.24)         (0.06)
                                                   --------------------------
 Total distributions                                    (2.24)         (0.06)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                         $13.58         $11.95
-----------------------------------------------------------------------------
Total Return                                            36.17%         20.18%
-----------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------
 Net assets, end of period (000's)                    $11,501         $1,507
-----------------------------------------------------------------------------
 Ratio of total expenses to average net assets           1.49%          1.17%
-----------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average
  net assets                                            (0.17%)         0.64%
-----------------------------------------------------------------------------
 Portfolio turnover rate                                  191%           177%
-----------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                                1.78%          2.51%
-----------------------------------------------------------------------------

/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Mid Cap Value Fund, which was reorganized into North American Mid Cap Value Fund on that date.
* Commencement of Operations
** Net investment income per share has been calculated using the average share method
# Annualized
+ Non-annualized

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                  Science & Technology Fund/1/
                                                  ----------------------------
                                                            Class I
                                                  ----------------------------
                                                          3/01/00* to
                                                           10/31/00**
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00
------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                 (0.03)
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                            (1.89)
                                                  ----------------------------
 Total from investment operations                             (1.92)
------------------------------------------------------------------------------
Net Asset Value, End of Period                                $8.08
------------------------------------------------------------------------------
Total Return                                                 (19.20%)+
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of period (000's)                             $539
------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                 1.20%#
------------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average
  net assets                                                  (0.48%)#
------------------------------------------------------------------------------
 Portfolio turnover rate                                        120%+
------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                                      1.88%#
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Small Cap
                                                                Growth Fund
                                                             (formerly Emerging
                                                                Growth Fund)
                                                             ------------------
                                                                  Class I
                                                             ------------------
                                                                7/10/00* to
                                                                 10/31/00**
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $19.82
-------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                       (0.07)
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                                  (1.42)
                                                             ------------------
 Total from investment operations                                   (1.49)
Distributions
 Distributions from realized capital gains                          (1.00)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $17.33
-------------------------------------------------------------------------------
Total Return                                                        (7.34%)+
-------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------
 Net assets, end of period (000's)                                $14,154
-------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                       1.11%#
-------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets        (0.37%)#
-------------------------------------------------------------------------------
 Portfolio turnover rate                                              222%+
-------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser               1.69%#
-------------------------------------------------------------------------------

/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Science & Technology Fund, which was reorganized into North American Science & Technology Fund on that date.
* Commencement of Operations
** Net investment income per share has been calculated using the average month-
   end share method
# Annualized
+ Non-annualized

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                               High Yield Bond Fund/1/
                                               ---------------------------
                                                       Class I
                                               --------------------------
                                                   Year          Year
                                                  Ended          Ended
                                                10/31/00*      10/31/99
-------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $9.43          $10.00
-------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                       0.93            0.83
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                 (0.90)          (0.57)
                                                -------------------------
 Total from investment operations                   0.03            0.26
                                                -------------------------
Distributions
 Dividends from net investment income              (0.90)          (0.83)
-------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.56           $9.43
-------------------------------------------------------------------------
Total Return                                        0.04%           2.44%
-------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------
 Net assets, end of period (000's)                   $14             $14
-------------------------------------------------------------------------
 Ratio of total expenses to average net assets      1.22%           1.13%
-------------------------------------------------------------------------
 Ratio of net investment income to average net
  assets                                           10.14%           5.57%
-------------------------------------------------------------------------
 Portfolio turnover rate                              57%             72%
-------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                           1.79%           2.05%
-------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                         Moderate Growth
                                                        LifeStyle Fund/2/
                                                        ------------------
                                                             Class I
                                                        ------------------
                                                          Year      Year
                                                          Ended    Ended
                                                        10/31/00* 10/31/99
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.39     $10.00
---------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                              1.16       0.15
 Net realized and unrealized gain/(loss) on investments    0.32       1.38
                                                        ------------------
 Total from investment operations                          1.48       1.53
                                                        ------------------
Distributions
 Dividends from net investment income                     (0.72)     (0.14)
 Distributions from realized capital gains                (0.09)         -
                                                        ------------------
 Total distributions                                      (0.81)     (0.14)
---------------------------------------------------------------------------
Net Asset Value, End of Period                           $12.06     $11.39
---------------------------------------------------------------------------
Total Return                                              13.10%     15.35%
---------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------
 Net assets, end of period (000's)                       $5,439     $1,537
---------------------------------------------------------------------------
 Ratio of total expenses to average net assets             0.15%      0.10%
---------------------------------------------------------------------------
 Ratio of net investment income to average net assets      9.91%      1.42%
---------------------------------------------------------------------------
 Portfolio turnover rate                                     47%        11%
---------------------------------------------------------------------------
 Expense ratio before expense reimbursement by advisor     0.15%      0.10%
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 High Yield Bond Fund, which was reorganized into North American High Yield Bond Fund on that date.
/2/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Moderate Growth LifeStyle Fund, which was reorganized into North American Moderate Growth LifeStyle
  Fund on that date.
* Net investment income per share has been calculated using the average month-end share method


                                                                        -------

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By mail from the Funds
(There is no fee.)
  Write to:
  North American Funds
  286 Congress Street
  Boston, MA 02210

By Mail or in Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)
  Visit or Write to:
  SEC's Public Reference Section
  450 Fifth Street, NW
  Washington, DC, 20549-6009
  1-800-SEC-0330

Online at the SEC's Internet Site
Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Investment Company Act File: 811-05797